SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): DECEMBER 11, 1997

                                BETZDEARBORN INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                 0-2085                     23-1503731
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(State or Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)          File Number)              Identification No.)

                      4636 Somerton Road, Trevose, PA    19053
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                 Address of Principal Executive Offices Zip Code

Registrant's telephone number, including area code: (215) 355-3300
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Item 5: Other Events

         On November 20, 1997, the FASB Emerging Issues Task Force (EITF) announced a consensus on Issue No. 97-13, "Accounting for Costs Incurred in Connection with a Consulting Contract or an Internal Project That Combines Business Process Reengineering and Information Technology Transformation." This issue addressed how an entity should account for third party or internally generated costs associated with projects that combine business process reengineering activities and information technology transformation and how the total costs of a business process reengineering consulting contract performed by a third party should be allocated to the project's various individual activities. The EITF reached a consensus that the costs of business process reengineering activities, whether done internally or by third parties, are to be expensed as incurred. Also, the EITF reached a consensus that if costs were previously capitalized for business process reengineering activities, any remaining unamortized portion of those identifiable costs should be written off as a cumulative effect type adjustment in the quarter that contains November 20, 1997.

         The Company is engaged in a major project that combines business process reengineering activities and information technology transformation. The business process reengineering activities are being performed by both internal staff and by third parties. A material amount of business process reengineering activities have been previously capitalized. Consequently, the Company anticipates a write-off in the fourth quarter of 1997 for the cumulative effect of this change in accounting and will prospectively include the continuing costs of business process reengineering activities as operating expenses. Issue 97-13 provides guidance in determining which third party or internally generated costs are typically associated with business process reengineering activities. The Company is currently evaluating this guidance and applying it to available data to quantify the earnings impact of this change. The Company expects to complete its evaluation in the first quarter of 1998 and will record the required adjustment in the 1997 fourth quarter along with providing appropriate disclosures in its 1997 Form 10-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 1997                           BETZDEARBORN INC.

                                                  By: /s/ William R. Cook
                                                      -----------------------
                                                  Name: William R. Cook
                                                        Chairman, President and
                                                        Chief Executive Officer